Exhibit 99.1 Investor Presentation December 2019

Disclaimers Forward Looking Statements: These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”, “DKL” or “Delek Logistics”) and Delek US Holdings, Inc. (“Delek US”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US or its assignees and their respective ability to pay us under our commercial agreements; the age and condition of our assets and operating hazards and other risks incidental to transporting, storing and gathering crude oil, and intermediate and refined products including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and tank failures; the timing and extent of changes in commodity prices and demand for refined products; the suspension, reduction or termination of Delek US's or its assignees' or any third-party's obligations under our commercial agreements; the results of our or Delek US investments in joint ventures; the ability to secure commercial agreements with Delek US or third parties upon expiration of existing agreements; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the impact of adverse market conditions affecting the utilization of our assets and business performance; our ability to make third party acquisitions and successfully integrate acquired businesses; adverse changes in laws including with respect to tax and regulatory matters; and other factors discussed in our filings with the United States Securities and Exchange Commission. Forward looking statements include, but are not limited to, statements regarding: distributions per LP unit growth; growth, financial strength, refining capacity, flexibility, strategic positioning and crude access of our Delek US; growth of Permian Basin production, production economics and efficiencies, takeaway capacities, access thereto by Delek US and our ability to benefit therefrom; growth, dropdowns and organic projects including the amount and value thereof, EBITDA therefrom and our ability to successfully complete such transactions; contractual arrangements with Delek US or others and their terms, fees and volumes; improved performance, financial flexibility, coverage and leverage; our and Delek US joint venture projects including the growth, benefits, operations and risks thereof; our pipelines including current or future demand, capacity, tariffs, growth and profitability; and benefits to our wholesale business from Permian activity or otherwise. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek Logistics and Delek US believe that the presentation of earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, forecasted annualized EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. Distributable cash flow is calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. EBITDA, adjusted EBITDA, distributable cash flow and distribution coverage ratio should not be considered in isolation or as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, adjusted EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities. Additionally, because EBITDA, adjusted EBITDA and distributable cash flow may be defined differently by other partnerships in its industry, Delek Logistics' and Delek US definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. Please see reconciliations of EBITDA, adjusted EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview

Overview (NYSE: DKL)	• Current Distribution: $0.880/LP unit qtr.; $3.52/LP unit annualized (1) • Distribution per LP unit growth rate target = minimum of 10% annually through 2019
3Q19 Highlights	• Net Income of $30.5 million, Net cash from operating activities $34.2 million • Distributable Cash Flow $33.7 million; DCF coverage ratio 1.11x (2) • EBITDA of $51.5 million (2) • Quarterly distribution increased by 11.4% year-over-year
Balance Sheet	• $254 million credit available at September 30, 2019 • Leverage ratio of 4.6x as of September 30, 2019 • Strategic focus on organic projects, supporting coverage and reducing leverage

Growth Provided by Red River and Paline Pipeline	• Red River joint venture with Plains in May 2019; $128.0 million investment + approx. $16.0 million for expansion
	  ◦ Expected annualized adjusted EBITDA of $13.5 to $15.5 million pre-expansion growing to $20.0 to $25.0 million post-expansion (first half 2020) (2)
	  ◦ Supports additional crude flexibility in the Delek US refining system
	• Paline tariff increased Feb. 28, 2019; expected $900,000/mo adjusted EBITDA benefit (2)

Permian Basin Platform	• Big Spring logistics assets • Paline Pipeline expanded to allow shippers to take advantage of crude oil differentials • Platform benefitting from increased Permian Basin crude oil drilling activity

(1) Annualized distribution based on quarterly distribution for quarter ended September 30, 2019 paid on November 12, 2019 to unitholders of record on November 4, 2019.
(2) For reconciliation to U.S. GAAP please refer to pages 28 for distributable cash flow ("DCF") coverage ratio, 29 for DKL EBITDA, 31 for Paline EBITDA and 32 for Red River.

3

Delek US – A Growth Oriented, Financially Strong Partner • 302,000 bpd of refining capacity in Texas, Arkansas, Louisiana Operational Strength • Access to crude / product terminals, pipeline and storage assets Financial Strength • At Sept. 30, 2019 Delek US had $1.1 billion debt position excluding DKL and approx. $950 million in cash (1) • Doubled in size in July 2017 with acquisition of Alon USA; Increased Permian Basin position and logistics asset base Growth Oriented • Announced midstream growth projects to be developed by Delek US – Big Spring Gathering System and investment in Wink to Webster joint venture long haul crude oil pipeline Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution Refining • 302,000 bpd in total • El Dorado, AR • Tyler, TX • Big Spring, TX • Krotz Springs, LA • Crude oil supply: 262,000 bpd WTI linked (207,000 bpd of Permian access) Logistics (2) Retail • 10 terminals • Approximately 263 • Approx. 1,290 mi of pipeline stores • 11.4 million bbls of storage capacity • Southwest US locations • West Texas wholesale • West Texas wholesale • Joint venture crude oil pipelines: RIO / marketing business Caddo / Red River • Own 63.4%, incl. 2% GP, of DKL 1) Data presented as of September 30, 2019 financial statements in the Delek US SEC quarterly filing. 2) Consists of ownership in Delek Logistics. 4

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers Pipelines/Transportation Segment • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels of active shell capacity • Rail offloading facility Wholesale/Terminalling Segment • Wholesale and marketing business in west Texas • 10 light product terminals: in TX, TN, AR • Approx. 1.4 million barrels of active shell capacity (1) Includes approximately 240 miles of leased pipeline capacity. 6

Multi-Year Contracts with Firm Commitments / MVCs

Duration of Contracts as of 3Q19 (1)



< 1 Year
1 to 3 Years
3 to 5 Years
> 5 Years
20%
27%
1%
52%

68% of 3Q19 Gross Margin from Minimum Volume Commitments (MVCs)



$ in millions
$0
$10
$20
$30
$40
$50
$60
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
$37
$39
$34
$36
$37
$42
$41
$45
$49
$60
$59
$58
$56
$57
$64
$32
$31
$28
$28
$29
$30
$28
$27
$32
$42
$43
$43
$43
$43
$43
85%
79%
81%
79%
78%
73%
67%
61%
67%
69%
73%
74%
76%
75%
68%
Contracted Min Gross Margin (4)
Uncontracted Gross Margin (6)
Contracted Excess Gross Margin (5)
Contracted Min Gross Margin (% of Total)

Contract Highlights

- The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take-or-pay commitments
  - Initial term of 5 years, maximum term of 15 years (2)
  - Crude oil transportation throughput of 49 MBbl/d in Q3 2019, supported by a MVC of 46 MBbl/d (3)
  - Refined products transportation throughput of 44 MBbl/d in Q3 2019, supported by a MVC of 40 MBbl/d (7)
  - Crude oil gathering throughput of 22 MBbl/d in Q3 2019, supported by a MVC of 14 MBbl/d
- East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50 MBbl/d
- Big Spring marketing agreement: contractual agreement with DK with MVC of 65 MBbl/d

1) Based on percentage of 2019 gross margin earned from contracts. Duration excludes automatic renewal at Delek US' option in future periods.
2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof. Please note that some terms began as early as November 7, 2012.
3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System.
4) Gross margin generated from the minimum volume commitment provisions of each contract.
5) Gross margin generated by throughput volumes above the minimum volume commitment provision of each contract.
6) Gross margin generated by assets without contracts.

7

Financial Flexibility and Growing Distributable Cash Flow Solid Net Income and EBITDA performance (1) $180.0 $160.0 $176.5 $140.0 $164.0 $120.0 $100.0 $115.0 $80.0 $97.3 $90.2 $96.4 $60.0 $ in $ millions $69.4 $40.0 $62.8 $20.0 $0.0 2016 2017 2018 2019 LTM Net Income EBITDA DCF supports distribution growth (2) Financial Flexibility to support continued growth $120.0 $1,200 $121.6 $121.4 $1,100 $100.0 $1,000 $253.0 $253.7 $900 $316.8 $393.3 $388.8 $205.3 $206.1 $80.0 $800 $83.0 $85.0 $700 $511.1 $600 $60.0 $597.7 $596.3 $500 $494.7 $493.9 $533.2 $456.7 $461.2 $ in $ millions $400 $40.0 in $ millions $300 $179.9 $20.0 $200 $100 $242.7 $243.0 $243.3 $243.5 $243.7 $244.0 $253.3 $244.5 $0.0 $0 2016 2017 2018 2019 LTM Distributable Cash Flow Revolver Excess Capacity Revolver Borrowings $250 million 6.75% Sr. Notes (net of discount/fees) 1) Reconciliation of EBITDA to Net Income provided on page 29. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation distributable cash flow to net cash from operating activities on page 28. 8

Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-six consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 (1) MQD 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.35x in 2013 Avg. 1.11x in 2016 Avg. 1.19x in 2018 Avg. 1.08x through 9/30/19 Avg. 0.97x in 2017 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Leverage Ratio (5) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 3.88x 3.72x 3.77x 4.60x 4.44x 4.53x 4.08x 4.17x 4.60x 4.60x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 28. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. 9

Assets Positioned for Permian Basin Growth

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 80,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source • Delek US is an anchor shipper on both projects 11

Asset Overview: Paline Pipeline Provides access to Gulf Coast and ability to take advantage of crude differentials • Approximately 195 mile 42 kbpd crude oil pipeline – Longview, TX south to Beaumont, TX • Allows shippers ability ship Midland or Cushing crude barrels to the Gulf Coast • Increased demand for space on pipeline as crude oil differentials have widened • Increased tariff • Incentive tariff of $0.75/bbl expired on Feb. 28 • Tariff increased to FERC rate of $1.57/bbl • Expected increase in EBITDA of $900,000/month(1) 1) Please see page 31 for a reconciliation of forecasted EBITDA to forecasted net income. Based on rates prior to July 1, 2019 FERC adjustment. 12

West Texas Wholesale Business

Benefiting from Permian Basin crude oil drilling activity

- **Operates in an area around the Permian Basin; Complementary to Delek US refining/retail in region**
  - Purchases refined products from Delek US & third parties for resale at owned and third party terminals in west Texas
  - Includes ethanol blending activity
- **Positioned to benefit from positive industry dynamics:**
  - Drilling rig count currently shows 404 rigs operating in the Permian Basin[2]
    - Improved efficiencies in the Permian Basin have benefitted rig production levels
    - Forecast for continued production growth
    - Current takeaway pipeline capacity is adequate
    - Potential for tight production/takeaway capacity in future

West Texas Wholesale and Marketing Gross Margin[1]


($ in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.48
$15.48
$14.05
$28.18
$7.98
$6.93
$20.32
$27.09
$21.52
$15.04
2011
2012
2013
2014
2015
2016
2017
2018
YTD 3Q18
YTD 3Q19

1) RINs gross margin benefit included in the 2013 West Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/bbl, 2017 gross margin included $5.6 million, or $1.11/bbl, 1Q18 gross margin included $1.1 million, or $0.81/bbl, 2Q18 gross margin included $0.8 million, or $0.71/bbl, 3Q18 gross margin included $0.3 million, or $0.29/bbl, 4Q18 gross margin included $0.3 million, or $0.27/bbl, 1Q19 gross margin included $0.3 million, or $0.27/bbl; 2Q19 included $0.3 million or $0.25/bbl; 3Q19 included $0.3 million or $0.38/bbl.
2) Source: Baker Hughes Drilling Rig report through November 27, 2019.

Delek LOGISTICS

13

Going Forward: Growing Midstream Assets

Red River Pipeline Joint Venture • DKL purchased 33% interest in May 2019; closed effective May 1 • Cost: $128.0 million initial investment • Financed with borrowing under the revolver • Planned expansion to be completed in first half of 2020 • DKL will contribute $20 million to the expansion, of which $3.5 million was paid with initial investment • Expected annualized adjusted EBITDA • Expected $13.5 to $15.5 million annualized EBITDA pre- expansion (1) • Increases to $20.0 to $25.0 million annualized EBITDA post- expansion first half 2020 (1) • Delek US is a major shipper on pipeline • Currently 35,000 bpd increasing to 100,000 bpd following expansion • Provide crude oil sourcing flexibility with direct Cushing access for Delek US refining system • Red River Pipeline Overview: • Built in Dec. 2016; current capacity: 150,000 Bpd • Planned expansion to 235,000 bpd (May 2020) 1) Please see page 32 for a reconciliation of forecasted annualized incremental net income to forecasted annualized incremental adjusted EBITDA. 15

Delek US Growing Midstream Asset Base

Big Spring Gathering System

- **200-mile gathering system, 350Kbpd throughput capacity**
  - Currently more than 275,000 dedicated acres
  - Points of origin: Howard, Borden, Martin and Midland counties
  - Connection to Delek US' Big Spring, TX terminal
  - Expected capital cost:
    - $79 million spent in 2018
    - Estimated $132 million spent in 2019
    - Continue to develop as acreage grows
- **Allows Delek US to get closer to wellhead to control crude oil quality and cost**
- **Expected annualized EBITDA benefit**
  - $20 to $25 million in 2020 (1)
  - $40 to $50 million by 2022 (2)

Wink to Webster JV Pipeline

- **Wink to Webster Pipeline**
  - 650-mile 36-inch diameter crude oil pipeline
  - Wink to Webster Pipeline LLC – Exxon, Plains, MPLX, Delek US, Rattler Midstream, Lotus Midstream
  - Expected completion early 2021
  - Supported by significant volume of long term commitments
- **Delek US' Investment**
  - Delek US has 15% ownership interest in Wink to Webster Pipeline LLC
  - $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' minimum required midstream IRR of 15%**
- Delek US is evaluating multiple options to finance at least 75% of the investment which includes project financing or utilizing and/or expanding our existing credit facilities

1) Please see page 33 for a reconciliation of forecasted EBITDA to forecasted net income for Big Springs Gathering System in 2020.
2) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.

16

Midstream: Utilizing Free Cash Flow & Strong Balance Sheet to Fund Growth

Supports goal to generate approximately $370 million to $395 million of annualized midstream adjusted EBITDA by '23

Potential Growth for DKL

- Delek US announced goal to achieve midstream target by 2023
- Delek Logistics provides platform to unlock logistics value
- Paline Pipeline tariff increase
  - Incentive tariff of $0.75/bbl expired on Feb. 28, 2019; increased to FERC tariff of $1.57/bbl at that time
  - $900,000 monthly EBITDA increase(2)
- Red River Joint Venture (2)
  - Pre Expansion: Expected $13.5 to $15.5 million annualized adjusted EBITDA
  - Post Expansion: Increases to $20.0 to $25.0 million annualized adjusted EBITDA (first half 2020 completion)
- Krotz Springs Midstream Assets
  - $30 to $34 million EBITDA / year (2)
- Midstream Growth Projects by 2023:
  - Other organic midstream growth projects being invested in by strong sponsor DK
    - Big Spring Gathering System
    - Wink to Webster Long Haul
    - Other organic growth

Strong Adjusted EBITDA Growth Profile from Midstream Initiatives (1)



($ in millions)
$176
$5
$8
$9
$32
$140-$165
$370-$395
Paline & Red River excludes EBITDA generated in LTM
LTM EBITDA 9/30/19 (4)
Paline Tariff Increase (2)
Red River JV Pre ($9)/Post Exp ($8) (2)
Krotz Springs Midstream Assets (2)
Other Midstream growth projects (3)
Total Annualized Adj. EBITDA Potential (3)

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 30, 31 and 32 for a reconciliation of EBITDA of Krotz Springs drop down, Paline pipeline tariff increase and Red River joint venture, respectively. Paline based on rates prior to July 1, 2019 FERC adjustment.
3) We are unable to provide a reconciliation of this forward-looking estimate of adjusted EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.
4) Data presented as of September 30, 2019 financial statements in the Delek US SEC Quarterly filings.

17

Several Visible Pathways for Growth Focused around developing Permian platform; Growing logistics asset base at sponsor Ability to Leverage Relationship with Delek US • Permian-based refining system with 207,000 bpd of Permian crude access (1) Midstream • Constructing Big Spring Gathering System in the Permian Basin Growth • Wink to Webster long haul crude oil pipelines joint venture investment Initiatives • Krotz Springs midstream assets Benefit from • High utilization rates at refineries support DKL volumes; Potential improvement in throughput capability Operations and/or flexibility at Delek US’ refineries can be supported by DKL logistics assets Financial Flexibility provides ability to be opportunistic to develop platform • $254 million of availability at September 30, 2019 on $850 million revolving credit facility Balance Sheet • Leverage ratio was 4.6x at end of September 2019 Supportive • Focus on organic growth, deleveraging following Red River acquisition, supporting coverage • Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 Acquisitions • Connects platform to Cushing, Oklahoma into Longview, Texas; increases Delek US crude flexibility • Potential growth in RIO and Caddo joint venture projects; Evaluate Paline Pipeline capacity Organic Growth • Focus on incremental improvements in existing asset base Opportunities • Support Delek US’ Permian Basin crude supply needs and gathering system development Focus on continued distribution growth • Target 10% minimum distribution per LP unit annual growth through 2019 Distribution • Driven by organic growth at DKL and potential increased drop down inventory at sponsor (1) Please see page 4 for additional information related to Delek US’ position in the Permian. 18

Current Valuation Below Peer EV-to-EBITDA DKL’s financial flexibility and growth initiatives of strong sponsor DK positions it for growth EV/EBITDA 14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x DKL HEP MPLX PBFX PSXP PAA NS MMP ET EPD 2019 2020 19 Avg 20 Avg (1) Based on Factset as of December 4, 2019. 19

Majority of assets support Primarily traditional, stable Delek US’ strategically MLP assets with limited located inland refining commodity price exposure system Balance sheet positioned Inflation-indexed fees for to grow with strong most contracts sponsor DK Majority of all margin Agreements with Delek US generated by long term, related to capex/opex fee-based contracts with reimbursement volume minimums

Appendix

Asset Overview: Lion Pipeline System and SALA Gathering

Lion Pipeline System (1)

- Provides non-gathered crude oil to Delek US' El Dorado refinery and connects to Enterprise TE Products Pipeline to move finished products.
- Crude and light product throughput can benefit from improvements at Delek US' El Dorado refinery.



Lion Pipeline System
Barrels per day
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
47,906
53,461
54,960
57,366
56,555
52,071
59,362
51,927
51,992
45,728
43,446
32,342
2014
2015
2016
2017
2018
YTD 3Q (1) 2019
Crude Volume (bpd)
Refined product (bpd)

SALA Gathering System

- Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US' El Dorado refinery.
- 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery.
- Crude price environment plays role in production from local producers.



SALA Gathering
Barrels per day
30,000
25,000
20,000
15,000
10,000
5,000
-
17,676
20,747
22,152
22,656
20,673
17,756
15,871
16,571
21,143
2011 (2)
2012
2013
2014
2015
2016
2017
2018
YTD 3Q19
Crude Volume (bpd)

(1) During March and April 2019 El Dorado underwent a scheduled 5 year turnaround that reduced throughputs.
(2) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition.

22

Asset Overview: Terminalling

Terminalling Assets [(1)]

- Refined products terminalling services for Delek US and/or third parties
- Comprised of terminals located in:
  - Memphis and Nashville, TN;
  - Big Spring (asphalt and light products), Tyler, Big Sandy [(1)] and Mt. Pleasant, TX;
  - El Dorado and North Little Rock, AR
  - Duncan, OK

Primary Terminalling Asset Detail [(1)]

Location	Number of Tanks	Active Shell Capacity (MBbls)	Number of Truck Loading Lanes	Truck Loading Capacity (MBbl/d)
Big Sandy, TX	---	---	3	25
Memphis, TN	12	126	3	20
Nashville, TN [(2)]	10	128	2	15
Tyler, TX	---	---	11	91
North Little Rock, AR	---	---	2	17
El Dorado, AR	---	---	3	35
Mount Pleasant, TX	6	155	3	10
Big Spring, TX (light products)	---	---	4	54

Terminal Count



12
9
6
3
-
2011
2012
2013
2014
2015
2016
2017
2018
2019
West Texas Wholesale
Other Terminals
Drop Down Terminals

Volume (MBbl/d)



19
13
75
97
107
122
124
159
161
2011
2012
2013
2014
2015
2016
2017
2018
YTD 3Q19

(1) Big Sandy was not operating during 2011, 2012 and the majority of 2013. However, contract with Delek US has a minimum throughput requirement of 5,000 Bbl/d along with a minimum storage requirement. For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling.
(2) Excludes approximately 10 MBbls of shell capacity that is not currently in service.

23

Summary of Certain Contracts (8)

Initial / Maximum Term [1]	Service	3Q19 YTD Throughput (bpd)[2]	Minimum Commitment (bpd)	Current Tariff / Fee	Tariff / Fee Index [10]	Termination Provision: Refinery Shutdown	Termination Provision: Force Majeure
		Paline Pipeline					
	Crude Oil Transportation	N/A	N/A		FERC	N/A	N/A
				$1.6368/Bbl [6]		N/A	N/A
		Lion Pipeline System (and SALA Gathering System)					
Five / Fifteen Years	Crude Oil Transportation	43,446	46,000 [3]	$1.0328/Bbl [4]	FERC	After 1st two years, 12 months notice required	After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics
Five / Fifteen Years	Refined Products Transportation	32,242	40,000	$0.1214/Bbl	FERC		
Five / Fifteen Years	Crude Oil Gathering	21,143	14,000	$2.7775/Bbl [4]	FERC		
		East Texas Crude Logistics					
Five / Fifteen Years	Crude Oil Transportation	21,045	35,000	$0.4861/Bbl [5]	FERC		
Five / Fifteen Years	Crude Oil Storage	N/A	N/A	$303,774 per month	FERC		
		East Texas Marketing					
Ten [7]	Marketing - Tyler Refinery	74,607	50,000	$0.81143/Bbl<50 kbpd; $0.76988/Bbl>50 kbpd [7]	CPI-U		
		Memphis Terminal					
Five / Fifteen Years	Dedicated Terminalling Services	9,327	10,000	$0.6075/Bbl	FERC		
		North Little Rock Terminal					
Eight / Sixteen Years	Dedicated Terminalling Services	8,025	8,100	$0.3163/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$68,712 per month	PPI-fg		
		Big Sandy Terminal & Pipeline					
Five / Fifteen Years	Dedicated Terminalling Services	904	5,000	$0.6061/Bbl	FERC		
Four / Fourteen Years	Refined Products Transportation	879	5,000	$0.6061/Bbl	FERC		
Five / Fifteen Years	Storage	N/A	N/A	$60,701 per month	FERC		
		Tyler					
Eight / Sixteen Years	Dedicated Terminalling Services	75,644	50,000	$0.3817/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$894,150 per month	PPI-fg		
Eight / Sixteen Years	Crude Oil Storage	N/A	N/A	$196,319 per month	PPI-fg	Not applicable to this asset	
		El Dorado					
Eight / Sixteen Years	Dedicated Terminalling Services	10,756	22,500	$0.5454/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$1.4 million per month	PPI-fg		
Nine / Fifteen Years	Crude Oil Offloading [9]	N/A	N/A	$1.0907/bbl light; $2.4540/bbl heavy	PPI-fg		
		Big Spring					
Ten / fifteen Years	Marketing	83,608	65,000	$0.5194/bbl Specialty; $0.7375/bbl Non-Specialty	PPI-fg		
Ten / fifteen Years	Storage	N/A	N/A	$1.9 million per month	PPI-fg		
Ten / fifteen Years	Rail Offloading	5,192	4,500	$0.4155/Bbl	PPI-fg		
Ten / fifteen Years	Dedicated Terminalling Services	42,793	29,250	$0.6855/Bbl	PPI-fg		
Ten / fifteen Years	Dedicated Terminalling Services - Asphalt	3,287	1,020 to 2,380 based on seasonality	$8.6212/Bbl	PPI-fg	Not applicable to this asset	
Ten / fifteen Years	Product Pipeline connections	23,133	27,300	$0.5220/Bbl	FERC		
Ten / fifteen Years	Crude Pipeline connections	28,779	77,000	$0.5220/Bbl	FERC		

24

Summary of Certain Contracts Footnotes (1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.699/Bbl. (6) Current base FERC tariff of $1.64 per barrel is in effect. On March 1, 2018 a TSA was implemented for $0.75/bbl at 30,000 bbl/d or greater for 1 year contract, which expired on Feb. 28, 2019. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The tariff per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Reports filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014, April 6, 2015 and March 26, 2018. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.6 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract. 25

Third Amended and Restated Omnibus Agreement, as amended Key Provisions • Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets. • Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline. • GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses. • Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events. • For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Reports on Form 8-K filed March 26, 2018, and April 6, 2015 and the quarterly report, Form 10Q, filed August 6, 2015, as amended on November 6, 2015. 26

Summary Organizational Structure Delek US Holdings, Inc. Delek Logistics GP, LLC Public Unitholders NYSE: DK 94.6% (the General Partner) ownership interest (1) 61.4% interest Limited partner-common 2.0% interest 36.6% interest General partner interest Limited partner-common Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Operating Subsidiaries 1) As of September 30, 2019, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 27

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [2][3]	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments																
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19
Reconciliation of Distributable Cash Flow to net cash from operating activities													
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0	$26.2	$24.1	$34.3
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-	-	(0.1)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)	0.0	0.1
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)	3.2	7.8	3.2
Non-cash lease expense						-	-	-	-	-	(1.0)	(0.4)	(1.1)
Distributions from equity method investments								0.3	0.2	1.2	0.8	-	-
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)	(0.8)	(1.0)	(3.7)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9	0.7	0.7	1.2
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5	$29.0	$31.2	$33.7
Distribution Coverage Ratio [4]	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x	1.06x	1.08x	1.11x
Total Distribution [4]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4	$28.9	$30.3

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

Delek LOGISTICS

28

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19
Net Revenue	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**
Cost of Sales	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)
Operating Expenses (excluding depreciation and amortization presented below)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)
Depreciation and Amortization							(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)
Contribution Margin	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**
Operating Expenses (excluding depreciation and amortization presented below)							(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)
Depreciation and Amortization	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)
General and Administration Expense	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)
Gain (Loss) on Asset Disposal	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1
Operating Income	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**
Interest Expense, net	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)
(Loss) Income from Equity Method Invesments	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	(0.5)	-
Income Taxes	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)
Net Income	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**
EBITDA:												
Net Income	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5
Income Taxes	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1
Depreciation and Amortization	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6
Amortization of customer contract intangible assets	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8
Interest Expense, net	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5
EBITDA	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.
Note: May not foot due to rounding.

Delek LOGISTICS

29

Non-GAAP Reconciliation of Krotz Springs Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecast Incremental EBITDA ($ in millions) Forecasted Range Forecasted Incremental Net Income $ 2.9 $ 3.3 Add Forecasted Incremental Amounts for: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecated EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 30

Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA(1) Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Paline Pipeline Tariff Increase ($ in millions) Annual Monthly Forecasted Incremental Net Income $ 10.8 $ 0.9 Add Forecasted Incremental Amounts for: Interest Expense, net $ - $ - Depreciation and amortization $ - $ - Forecasted Incremental EBITDA $ 10.8 $ 0.9 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. Based on rates prior to July 1, 2019 FERC adjustment. 31

Non-GAAP Reconciliation of Red River Joint Venture Adjusted EBITDA(1) Delek Logistics Partners, LPReconciliation of Forecasted Incremental U.S. GAAP Net Income (Loss) to Forecasted Incremental Adjusted EBITDA for the Red River Pipeline Joint Venture ($ in millions) Pre-Expansion Range Post-Expansion Range Forecasted Incremental Net Income $5.6 $7.6 $10.1 $15.1 Add Forecasted Incremental Amounts for: Interest Expense, net 6.6 6.6 7.6 7.6 Depreciation and amortization - - - - Forecasted Incremental EBITDA $12.2 $14.2 $17.7 $22.7 Adjustments: Add Forecasted incremental distributions from operations 1.3 1.3 2.3 2.3 of non-controlled entities in excess of earnings Forecasted Incremental Adjusted EBITDA $13.5 $15.5 $20.0 $25.0 1) Based on projected potential future performance from the Red River joint venture. Amounts of adjusted EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 32

Non-GAAP Reconciliations of Forecasted EBITDA Reconciliation of 2020 Forecasted Incremental Annualized Net Income to Forecasted Incremental Annualized EBITDA for the Big Springs Gathering System ($ in millions) Forecasted Range Forecasted Incremental Annualized Net Income $ 5.0 $ 10.0 Add Forecasted Incremental Amounts for: Depreciation and amortization 15.0 15.0 Interest Expense, net - - Forecasted Incremental EBITDA $ 20.0 $ 25.0 33

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312